Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long PLUG Daily ETF

Supplement dated January 12, 2026, to the Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information, each dated January 12, 2026

Effective January 12, 2026, the ticker symbol for the Leverage Shares 2X Long PLUG Daily ETF (the “Fund”) is changed from PLUG to PLUL. All references to the Fund’s ticker symbol in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information are hereby changed to PLUL. Shares of the Fund will continue to be listed and traded on The Nasdaq Stock Market LLC and shareholders do not need to take any action in connection with this update.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE